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Exhibit 32.2

Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350

In connection with the Quarterly Report of DJO Finance LLC (the "Company") on Form 10-Q for the quarter ended June 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vickie L. Capps, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (i)
  The Report complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

  (ii)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2008

/s/ VICKIE L. CAPPS Vickie L. Capps Executive Vice President, Chief Financial Officer and Treasurer

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  Exhibit 32.2
Certification of Periodic Financial Report Pursuant to 18 U.S.C. Section 1350